Exhibit 99.1

Grant Thornton

April 27, 2005

Securities and Exchange Commission
Washington, D.C. 20649

RE:	Bradley Pharmaceuticals, Inc. File No. 001-31080

Dear Sir or Madam

We have read Item 4.02 of the Form 8-K of Bradley Pharmaceuticals, Inc. dated April 27, 2005, and agree with the statements concerning our firm contained very truly yours,
/s/ Grant Thornton LLP

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